EXHIBIT 99

                                          Merrill Lynch
                                          Pierce, Fenner & Smith Inc.

                                          World Financial Center
                                          North Tower
                                          New York, New York 10281-1323
                                          212 449 1000

MERRILL LYNCH



January 31, 1995



To Whom It May Concern:



As an agent under the General Motors Acceptance Corporation Medium-Term Note Program, we represent that Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated has acted in compliance with Rule 15c2-8 under the Securities Exchange Act of 1934, as amended, if applicable.



                         Merrill Lynch, Pierce, Fenner & Smith
                                   Incorporated


                         By:     s/  Scott G. Primrose
                                ---------------------
                         Name:   Scott G. Primrose
                         Title:  Authorized Signatory

Salomon Brothers Inc
Seven World Trade Center
New York, New York  10048

212-783-7000

                                                    ------------------
                                                      SALOMON BROTHERS
                                                      ------------------


January 31, 1995



General Motors Acceptance Corporation
3031 West Grand Boulevard
New Center One, Suite 695
Detroit, Michigan  48202

Attention:  E. Wayne Crawford

RE:  U.S. $10,000,000,000 Medium-Term Notes
     Registration Statement on Form S-3
     File No.:  33-55799

Dear Mr. Crawford:

Salomon Brothers Inc, as agent on the above-referenced medium-term note program registered with the Securities and Exchange Commission, hereby confirms that it has acted in compliance with Rule 15c2-8 under the Securities Exchange Act of 1934, as amended, to the full extent that such rule applies to the offering of such securities.

Yours truly,


s/ Pamela Kendall
- -----------------
Pamela Kendall
Vice President

PK/mtn

                             CS FIRST BOSTON



Richard W. Kurz                                 CS First Boston Corporation
Director-Capital Markets                                 5 East 52nd Street
                                                   New York, NY  10055-0186
                                                     Telephone 212 909 3672
                                                     Facsimile 212 318 1498



January 31, 1995

Mr. E. Wayne Crawford
Manager-Capital Markets
General Motors Acceptance Corporation
3031 West Grand Boulevard
Detroit, MI  48232-5123

Dear Mr. Crawford,

     We confirm that CS First Boston Corporation, a dealer in the General Motors Acceptance Corporation Medium-Term Note Program ("Program"), has acted in compliance with Rule 15c2-8 (the "Rule") under the Securities Exchange Act of 1934, as amended, solely to the extent the Rule is applicable in the offering of Medium-Term Notes under the Program.

Sincerely,


s/  Richard W. Kurz
- -------------------
    Richard W. Kurz


cc:  Sarah Beschar
     Davis, Polk & Wardwell

MORGAN STANLEY

                                                MORGAN STANLEY & CO.
                                                INCORPORATED
                                                1221 AVENUE OF THE AMERICAS
                                                NEW YORK, NEW YORK 10020
                                                (212) 703-4000


                              January 31, 1995


Mr. Wayne Crawford
Manager - Capital Markets
General Motors Acceptance Corporation
3031 West Grand Boulevard
New Center One, Suite 695
Detroit, Michigan  48202

Dear Wayne:

     This letter is to confirm that Morgan Stanley & Co. Incorporated has acted in compliance with Rule 15c2-8 under the Securities Exchange Act of 1934, as amended, and as applicable.

     Please do not hesitate to call either myself on (212) 296-6940 or Mike Fusco on (212) 296-6832 if you have any questions.



                              Best regards,

                              s/ William H. White
                              -------------------
                              William H. White

                             LEHMAN BROTHERS



OFFICE OF THE GENERAL COUNSEL



                                   January 31, 1995



Mr. E. Wayne Crawford
Manager-Capital Markets
General Motors Acceptance Corporation
3031 West Grand Boulevard
Detroit, MI  48232-5123

Dear Mr. Crawford,

     As requested, we confirm that Lehman Brothers Inc., a dealer in the General Motors Acceptance Corporation Medium-Term Note Program ("Program"), in connection with the Program, has acted in compliance with Rule 15c2-8
(the "Rule") under the Securities Exchange Act of 1934, as amended, solely to the extent the Rule is applicable in the offering of medium-term notes under the Program.

                                   Sincerely,

                                   s/  Herbert McDade
                                   ------------------
                                   Herbert McDade
                                   Managing Director





















SKIMMEL/WORDDOCS/LETTERS/GMACLTR.DOC



                          LEHMAN BROTHERS INC.

                                                                J.P. MORGAN



J.P. Morgan Securities Inc.

60 Wall Street
New York NY
10260-0060



January 31, 1995



General Motors Acceptance Corporation
3031 West Grand Boulevard
New Center One, Suite 695
Detroit, Michigan  48202
ATTENTION:  E. WAYNE CRAWFORD

RE:  U.S. $10,000,000,000 MEDIUM TERM NOTES

Dear Mr. Crawford:

J.P. Morgan Securities Inc., as agent on the above-referenced medium-term note program registered with the Securities and Exchange Commission #55799, hereby confirms that it has acted in compliance with Rule 15c2-8 under the Securities Exchange Act of 1934, as amended, to the full extent that such rule applies to the offering of such securities.

Yours truly,

J.P. MORGAN SECURITIES INC.



By:  s/  Maria Sramek
     ----------------
     Maria Sramek
     Vice President

BEAR STEARNS
                                        BEAR, STEARNS, & CO. INC.
                                        245 PARK AVENUE
                                        NEW YORK, NEW YORK 10167
                                        (212) 272-2000
                                                           ATLANTA * BOSTON
                                             CHICAGO * DALLAS * LOS ANGELES
                                                   NEW YORK * SAN FRANCISCO

                                             AMSTERDAM * GENEVA * HONG KONG
                                                     LONDON * PARIS * TOKYO



                         January 31, 1995



Mr. E. Wayne Crawford
Manager, Capital Markets
General Motors Acceptance Corporation
3031 West Grand Boulevard
New Center One, Suite 695
Detroit, Michigan  48202


Re:  GENERAL MOTORS ACCEPTANCE CORPORATION'S ("GMAC") U.S.
     $10,000,000,000 MEDIUM-TERM NOTES (THE "NOTES")


Dear Mr. Crawford:

In connection with GMAC's U.S. $10,000,000,000 Medium-Term Note Program, Bear, Stearns & Co. Inc. believes it has acted in compliance with Rule 15c2-8 of the Securities Exchange Act of 1934, as amended, if applicable.

                         Sincerely,

                         BEAR, STEARNS & CO. INC.

                         s/  Fares D. Noujaim
                         --------------------
                         Fares D. Noujaim
                         Senior Managing Director
                         Capital Markets



mtn\gmac-1